Exhibit 99.2

RIGHTS CERTIFICATE #: NUMBER OF RIGHTSTHE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE FUND’S PROSPECTUS SUPPLEMENT DATED SEPTEMBER 21, 2026, AND THE ACCOMPANYING PROSPECTUS DATED SEPTEMBER 15, 2026 (COLLECTIVELY, THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM EQ FUND SOLUTIONS, LLC, THE INFORMATION AGENT. abrdn Global Infrastructure Income Fund Incorporated under the laws of the State of Maryland TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATE Evidencing Transferable Subscription Rights to Purchase Common Shares of abrdn Global Infrastructure Income Fund Estimated Subscription Price: $[ ] per Share THE SUBSCRIPTION RIGHTS WILL EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, OCTOBER 15, 2026, UNLESS EXTENDED BY THE FUND REGISTERED OWNER: THIS CERTIFIES THAT the registered owner whose name is inscribed hereon is the owner of the number of transferable subscription rights (“Rights”) set forth above. Each whole Right entitles the holder thereof to subscribe for and purchase one Common Share, with a par value of $0.001 per share, of abrdn Global Infrastructure Income Fund, a Maryland statutory trust, at a subscription price of $[ ] per share (the “Basic Subscription Privilege”), pursuant to a rights offering (the “Rights Offering”), on the terms and subject to the conditions set forth in the Prospectus and the “Instructions as to Use of abrdn Global Infrastructure Income Fund. Subscription Rights Certificates” accompanying this Subscription Rights Certificate. If any Common Shares available for purchase in the Rights Offering are not purchased by other holders of Rights pursuant to the exercise of their Basic Subscription Privilege (the “Excess Shares”), any Rights holder that exercises its Basic Subscription Privilege in full may subscribe for a number of Excess Shares pursuant to the terms and conditions of the Rights Offering, subject to proration, as described in the Prospectus (the “Over-Subscription Privilege”). The Rights represented by this Subscription Rights Certificate may be exercised by completing Form 1 and any other appropriate forms on the reverse side hereof and by retuning the full payment of the subscription price for each Common Shares in accordance with the “Instructions as to Use of abrdn Global Infrastructure Income Fund. Subscription Rights Certificates” that accompany this Subscription Rights Certificate. This Subscription Rights Certificate is not valid unless countersigned by the subscription agent and registered by the registrar. Witness the seal of abrdn Global Infrastructure Income Fund and the signatures of its duly authorized officers. Dated: September 21, 2026 ___/s/ Alan Goodson __________________ ____/s/ Lucia Sitar __________________________ President Vice President

DELIVERY OPTIONS FOR SUBSCRIPTION RIGHTS CERTIFICATE Delivery other than in the manner or to the addresses listed below will not constitute valid delivery. If delivering by hand: Equiniti Trust Company, LLC Attn: Onbase – Reorganization Department 1110 Centre Pointe Curve, Suite 101 Mendota Heights, MN 55120 If delivering by mail or overnight courier: Equiniti Trust Company, LLC Attn: Onbase – Reorganization Department 1110 Centre Pointe Curve, Suite 101 Mendota Heights, MN 55120 PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY. FORM 1-EXERCISE OF SUBSCRIPTION RIGHTS To subscribe for shares pursuant to your Basic Subscription Right, please complete lines (a) and (c) and sign under Form 4 below. To subscribe for shares pursuant to your Over-Subscription Right, please also complete line (b) and sign under Form 4 below. To the extent you subscribe for more Shares than you are entitled under either the Basic Subscription Right or the Over-Subscription Right, you will be deemed to have elected to purchase the maximum number of shares for which you are entitled to subscribe under the Basic Subscription Right or Over-Subscription Right, as applicable. (a) EXERCISE OF BASIC SUBSCRIPTION RIGHT: I apply for ______________ shares x [$ ] = $_______________ (no. of new shares) (subscription price) (amount enclosed) (b) EXERCISE OF OVER-SUBSCRIPTION RIGHT If you have exercised your Basic Subscription Right in full and wish to subscribe for additional shares in an amount equal to up to 20% of the Common Shares for which you are otherwise entitled to subscribe pursuant to your Over-Subscription Right: I apply for ______________ shares x [$ ] = $_______________ (no. of new shares) (subscription price) (amount enclosed) (c) Total Amount of Payment Enclosed = $__________________ METHOD OF PAYMENT (CHECK ONE) Check or bank draft payable to “Equiniti Trust Company, LLC as Subscription Agent.” Wire transfer of immediately available funds directly to the account maintained by Equiniti Trust Company, LLC, as Subscription Agent, for purposes of accepting subscriptions in this Rights Offering at JPMorgan Chase Bank, 55 Water Street, New York, New York 10005, ABA #021000021 or Swift Code: CHASUS33, Account # 530- 354616 Equiniti Trust Company, LLC FBO _______ Corporation, with reference to the rights holder's name. FORM 2-TRANSFER TO DESIGNATED TRANSFEREE To transfer your subscription rights to another person, complete this Form 2 and have your signature guaranteed under Form 5. For value received ______________ of the subscription rights represented by this Subscription Rights Certificate are assigned to: ________________________________________________________________ ________________________________________________________________ Social Security # __________________________________________________ Signature(s): ______________________________________________________ IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever. FORM 3-DELIVERY TO DIFFERENT ADDRESS If you wish for the Common Shares underlying your subscription rights, a certificate representing unexercised subscription rights or the proceeds of any sale of subscription rights to be delivered to an address different from that shown on the face of this Subscription Rights Certificate, please enter the alternate address below, sign under Form 4 and have your signature guaranteed under Form 5. ________________________________________________________________ ________________________________________________________________ ________________________________________________________________ FORM 4-SIGNATURE TO SUBSCRIBE: I acknowledge that I have received the Prospectus for this Rights Offering and I hereby irrevocably subscribe for the number of shares indicated above on the terms and conditions specified in the Prospectus. Signature(s): ______________________________________________________ IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever. FORM 5-SIGNATURE GUARANTEE This form must be completed if you have completed any portion of Forms 2 or 3. Signature Guaranteed: _______________________________________________ (Name of Bank or Firm) By:_______________________________________________________________ (Signature of Officer) IMPORTANT: The signature(s) should be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15. FOR INSTRUCTIONS ON THE USE OF ABRDN GLOBAL INFRASTRUCTURE INCOME FUND SUBSCRIPTION RIGHTS CERTIFICATES, CONSULT EQ FUND SOLUTIONS, LLC, THE INFORMATION AGENT, AT +1 (800) 848-3374.